UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

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of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST T. Rowe Price Diversified Real Growth Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

June 24, 2021

To the Shareholders:

At a meeting held on March 10-11, 2021, the Board of Trustees (the Board) of Advanced Series Trust approved a new subadvisory agreement for the AST T. Rowe Price Diversified Real Growth Portfolio (the Portfolio). Effective April 1, 2021, T. Rowe Price Singapore Private Ltd. (T. Rowe Price Singapore) was added as a subadviser to the Portfolio, to serve alongside T. Rowe Price Associates, Inc. (T. Rowe Price Associates), T. Rowe Price International Ltd. (T. Rowe Price International), T. Rowe Price Japan, Inc. (T. Rowe Price Japan), and T. Rowe Price Hong Kong Limited (T. Rowe Price HK).

PGIM Investments LLC (PGIM Investments or the Manager), as investment manager to the Portfolio, has entered into a new subadvisory agreement with T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, T. Rowe Price HK, and T. Rowe Price Singapore, to subadvise the Portfolio (the New Subadvisory Agreement). Prior to April 1, 2021, T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, and T. Rowe Price HK, affiliates of T. Rowe Price Singapore, served as the subadvisers to the Portfolio. The New Subadvisory Agreement relates to the appointments of T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, T. Rowe Price HK, and T. Rowe Price Singapore, to serve together as subadvisers to the Portfolio. The New Subadvisory Agreement became effective on April 1, 2021. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Manager will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about a change in the Portfolio's subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTTRPDRGIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST T. Rowe Price Diversified Real Growth Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

June 24, 2021

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST T. Rowe Price Diversified Real Growth Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager-of-Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Order permits the Portfolio's investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments or the Manager) serves as the investment manager of the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement for the Portfolio. At a meeting of the Board held on March 10-11, 2021 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved a new subadvisory agreement with T. Rowe Price Associates, Inc. (T. Rowe Price Associates), T. Rowe Price International Ltd. (T. Rowe Price International), T. Rowe Price Japan, Inc. (T. Rowe Price Japan), T. Rowe Price Hong Kong Limited (T. Rowe Price HK) and T. Rowe Price Singapore Private Ltd. (T. Rowe Price Singapore), to subadvise the Portfolio (the New Subadvisory Agreement). Prior to April 1, 2021, T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, and T. Rowe Price HK (the Prior Subadvisers), affiliates of T. Rowe Price Singapore, served as the subadvisers to the Portfolio (the Prior Subadvisory Agreement). The New Subadvisory Agreement relates to the appointments of T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, T. Rowe Price HK, and T. Rowe Price Singapore (collectively, T. Rowe Price or the Subadvisers), to serve together as subadvisers to the Portfolio. The New Subadvisory Agreement became effective on April 1, 2021.

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the June 2021 Board meetings. The Prior Subadvisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the June 2020 Board meetings.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about

June 24, 2021 to shareholders investing in the Portfolio as of April 1, 2021.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE NEW SUBADVISORY AGREEMENT

Approval of the New Subadvisory Agreement

As required by the 1940 Act, the Board considered the New Subadvisory Agreement among the Manager, T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, T. Rowe Price HK, and T. Rowe Price Singapore relating to the Portfolio. The Board noted that the purpose of the New Subadvisory Agreement was to add T. Rowe Price Singapore as a new subadviser to the Portfolio, and that the New Subadvisory Agreement would replace the Prior Subadvisory Agreement. The Board, including all of the Independent Trustees, met at the Meeting, and approved the New Subadvisory Agreement for an initial two-year period, after concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders. The Board noted that the New Subadvisory Agreement with the Subadvisers would replace the Prior Subadvisory Agreement in place between the Manager and the Prior Subadvisers for the Portfolio.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration.

Before approving the New Subadvisory Agreement, the Board, including all of the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Subadvisers; comparable performance information; the fees to be paid by the Manager to the Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at, or in advance of, the Meeting. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board's decision to approve the New Subadvisory Agreement.

The Board determined that the overall arrangement between the Manager and the Subadvisers was appropriate in light of the services to be performed and the fees to be charged under the New Subadvisory Agreement, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board's approval of the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the Prior Subadvisers under the Prior Subadvisory Agreement, and those that would be provided by the Subadvisers under the New Subadvisory Agreement. The Board noted that the nature and extent of services provided under the Prior Subadvisory Agreement, and those that would be provided under the New Subadvisory Agreement, were the same in that each of the Subadvisers are required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies, and applicable rules and regulations. The Board noted that the Prior Subadvisers would continue to provide the same services to the Portfolio under the New Subadvisory Agreement, but that T. Rowe Price Singapore would begin providing subadvisory services by being added as a subadviser to the Portfolio.

With respect to quality of services, the Board noted that it had received and considered information about the Prior Subadvisers at the June 2020 Board meeting (the June Meeting) in connection with the renewal of the Prior Subadvisory Agreement, and that the Board had approved the Prior Subadvisory Agreement with the Prior Subadvisers at the June Meeting. At the Meeting, the Board considered, among other things, the background and experience of T. Rowe Price Singapore' portfolio manager who would become responsible for a portion of the assets of the Portfolio under the New Subadvisory Agreement. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of T. Rowe Price Singapore, among other relevant information. The Board noted that it had also received favorable compliance reports regarding T. Rowe Price Singapore from AST's Chief Compliance Officer.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information it had reviewed regarding T. Rowe Price Singapore, and its prior experience with the Prior Subadvisers, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the Subadvisers under the New Subadvisory Agreement.

Performance

The Board considered the investment performance of the Portfolio, as well as a comparison of such performance information against a relevant benchmark index. The Board concluded that it was satisfied with the performance record.

Subadvisory Fees

The Board considered that it had approved the Prior Subadvisory Agreement at the June Meeting and that the subadvisory fee to be paid by the Manager to the Subadvisers under the New Subadvisory Agreement was the same as the subadvisory fee previously paid by the Manager to the Prior Subadvisers under the Prior Subadvisory Agreement. The Board concluded that the subadvisory fees to be paid under the New Subadvisory Agreement were reasonable.

Profitability

Because the engagement of T. Rowe Price Singapore with respect to the Portfolio is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. The Board noted that, since the Subadvisers are not affiliated with the Manager, the revenues derived by the Subadvisers under the New Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as each of the Subadvisers, may not be as significant as the Manager's profitability, given the arm's-length nature of the process by which subadvisory fees are negotiated between the Manager and unaffiliated subadvisers, as well as the fact that the Manager compensates subadvisers from its management fees.

The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio under the New Subadvisory Agreement contained breakpoints that reduce the fees on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreement.

Other Benefits to the Subadvisers

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by each of the Subadvisers, and their respective affiliates, in connection with the Portfolio. The Board concluded that any potential benefits to be derived by each of the Subadvisers were consistent with those generally derived by other subadvisers to other AST portfolios. The Board also concluded that any potential benefits to be derived by each of the Subadvisers were similar to the benefits derived by each of the Subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered at the June Meeting in connection with the renewal of the advisory agreements for the other AST portfolios for which the Prior Subadvisers provide subadvisory services.

The Board also concluded that any potential benefits to be derived by the Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreement.

***

After full consideration of these factors, the Board approved the New Subadvisory Agreement for an initial two-year period upon concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about T. Rowe Price

T. Rowe Price Associates is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price Associates and its affiliates managed approximately $1.52 trillion in assets as of March 31, 2021. T. Rowe Price Associates' address is 100 East Pratt Street, Baltimore, Maryland 21202.

Additional information about T. Rowe Price Associates is attached as Exhibit B.

T. Rowe Price International was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price Associates. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Conduct Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan, among other regulators. T. Rowe Price International is headquartered in London at 60 Queen Victoria Street, London EC4N 4TZ United Kingdom, and has several other branch offices around the world.

Additional information about T. Rowe Price International is attached as Exhibit C.

T. Rowe Price HK, a wholly owned subsidiary of T. Rowe Price International, was organized as a Hong Kong limited company in 2010. T. Rowe Price HK is responsible for marketing and client servicing of non-US clients based in certain Asian countries, including Hong Kong and Taiwan. T. Rowe Price HK is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. T. Rowe Price HK serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia). T. Rowe Price HK's address is 1 Connaught Place, Room 2101-2120, Jardine House 21st Floor, Central Hong Kong.

Additional information about T. Rowe Price HK is attached as Exhibit D.

T. Rowe Price Japan, a wholly owned subsidiary of T. Rowe Price International, was organized in 2017 as a Japanese corporation and commenced its operation in 2018. Prior to 2018, T. Rowe Price Japan operated as a branch of T. Rowe Price International

(T. Rowe Price International – Tokyo Branch). T. Rowe Price Japan is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also licensed with the Japan Financial Services Agency. T. Rowe Price Japan serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International and its affiliates serves as adviser, and provides investment management services for other clients who seek to invest in Japanese securities markets. T. Rowe Price Japan is headquartered in Tokyo at 1-9-2, Marunouchi, Chiyoda-ku, Tokyo, Japan.

Additional information about T. Rowe Price Japan is attached as Exhibit E.

T. Rowe Price Singapore is a Singapore limited private company, organized in 2010 and a wholly owned subsidiary of T. Rowe Price International Ltd. (TRP International). TRP International is a UK corporation, organized in 2000, and is a wholly owned subsidiary of T. Rowe Price Associates Inc. T. Rowe Price Singapore had $2.0 billion in assets under management as of March 31, 2021. T. Rowe Price Singapore is headquartered in Singapore at 501 Orchard Road, #10-02 Wheelock Place, Singapore 238880.

Additional information about T. Rowe Price Singapore is attached as Exhibit F.

Terms of the New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are the same as the material terms of the Prior Subadvisory Agreement, except that T. Rowe Price Singapore is added as a party. Pursuant to the Prior Subadvisory Agreement, the Manager has allocated management of all or a portion of the Portfolio's assets to T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, and T. Rowe Price HK. Under the New Subadvisory Agreement, T. Rowe Price Singapore is also authorized to act on behalf of the Portfolio. T. Rowe Price is compensated by the Manager (and not the Portfolio) based on the amount of assets of the Portfolio it manages.

The subadvisory fee rates under the Prior Subadvisory Agreement, the subadvisory fee rates under the New Subadvisory Agreement, and the subadvisory fees paid to T. Rowe Price for the fiscal year ended December 31, 2020, are set forth below:

Subadvisory Fees Paid for the
Previous Subadvisory Fee Rates*	New Subadvisory Fee Rates*	Fiscal Year Ended
December 31, 2020
T. Rowe Price Associates; T. Rowe Price	T. Rowe Price Associates; T. Rowe Price	$372,611
International; T. Rowe Price Japan; and T.	International; T. Rowe Price Japan; T.
Rowe Price HK	Rowe Price HK; and T. Rowe Price
0.40% of average daily net assets to $500	Singapore

million;	0.40% of average daily net assets to $500
0.375% on next $500 million of average	million;
daily net assets;	0.375% on next $500 million of average
0.35% on next $2 billion of average daily	daily net assets;
net assets;	0.35% on next $2 billion of average daily
0.30% over $3 billion of average daily net	net assets;
assets	0.30% over $3 billion of average daily net
assets

*T. Rowe Price has agreed to a contractual fee waiver arrangement that applies to the Portfolio. Under this arrangement, T. Rowe Price will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund subadvisory fee paid to T. Rowe Price for any portfolio affiliated with the Manager. In addition, T. Rowe Price will waive its subadvisory fee for the Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are affiliated with the Subadviser. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

T. Rowe Price has also agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

—Advanced Series Trust AST Advanced Strategies Portfolio —Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio —Advanced Series Trust AST T. Rowe Price Corporate Bond Portfolio —Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio —Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio —Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio —Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio —Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio —The Prudential Series Fund Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the listed Portfolios above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the retirement business of Prudential and its affiliates (the other accounts):

Combined Asset Levels		Percentage Fee Waiver
Total Portfolios		Discount
	For assets up	to $20 billion

Up to $1 billion		2.5% fee reduction
Between $1 billion and $2.5 billion		5.0% fee reduction
Between $2.5 billion and $5 billion		7.5% fee reduction
Between $5 billion and $10 billion		10.0% fee reduction
Between $10 billion and $20 billion		12.5% fee reduction
When assets exceed $20 billion
Up to $20 billion		12.5% fee reduction
Between $20 billion and $30 billion		15.0% fee reduction
Above $30 billion		17.5% fee reduction

The New Subadvisory Agreement provides, as does the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, each of T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, T. Rowe Price HK, and T. Rowe Price Singapore, respectively, are responsible for managing the investment operations of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, T. Rowe Price HK, and T. Rowe Price Singapore, will each maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that

(i)the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by T. Rowe Price or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of their duties, or reckless disregard of their obligations and duties thereunder, none of T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, T. Rowe Price HK or T. Rowe Price Singapore, respectively, will be liable for any act or omission in connection with their activities as subadvisers to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102.

As of March 31, 2021, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $358.9 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreement.

The Manager is specifically responsible for overseeing and managing the Portfolio and T. Rowe Price. In this capacity, the Manager reviews the performance of the Portfolio and T. Rowe Price and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and T. Rowe Price, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and T. Rowe Price. The Manager utilizes this data in directly supervising the Portfolio and T. Rowe Price. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•furnishing of office facilities;

•paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

•monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

•providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

•monitoring, together with T. Rowe Price, the Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

•preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

•preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

•preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

•preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

•preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

•organizing the regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or T. Rowe Price;

•all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

•the fees, costs and expenses payable to T. Rowe Price, pursuant to the New Subadvisory Agreement; and

•with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and T. Rowe Price.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

•the fees and expenses of Trustees who are not affiliated persons of the Manager or T. Rowe Price;

•the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•the charges and expenses of the Trust's legal counsel and independent auditors;

•brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•all taxes and corporate fees payable by the Trust to governmental agencies;

•the fees of any trade associations of which the Trust may be a member;

•the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

•the cost of fidelity, directors and officers, and errors and omissions insurance;

•the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

•litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

		Aggregate
		Investment
Portfolio	Investment Management Fee Rate*	Management Fees
		for the most recently
		completed fiscal year
AST T. Rowe Price Diversified	0.7325% of average daily net assets to $300 million;	$464,875
Real Growth Portfolio	0.7225% on next $200 million of average daily net assets;
	0.7125% on next $250 million of average daily net assets;
	0.7025% on next $2.5 billion of average daily net assets;
	0.6925% on next $2.75 billion of average daily net assets;
	0.6625% on next $4 billion of average daily net assets;
	0.6425% over $10 billion of average daily net assets

*The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. The Manager has also contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.050% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Directors and Officers of PGIM Investments

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of T. Rowe Price.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	President, Chief Executive Officer,	President, Chief Executive Officer, Chief
	Chief Operating Officer, Officer-in-	Operating Officer and Officer in Charge of
	Charge	PGIM Investments LLC (formerly known as
Prudential Investments LLC) (since January
2012); formerly Executive Vice President of
Jennison Associates LLC and Head of Retail
Distribution of PGIM Investments LLC (June
2005-December 2011); Investment Company
Institute - Board of Governors (since May 2012).
Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments.*
Name	Position with Trust	Position with PGIM Investments

Timothy S. Cronin	President	Senior Vice President
Ken Allen	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant	Chief Legal Officer, Executive Vice President
	Secretary	and Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President

Dino Capasso	Chief Compliance Officer	Chief Compliance Officer and Vice President
Christian J. Kelly	Treasurer & Principal Financial and	Assistant Treasurer and Vice President
Accounting Officer

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Trust's portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST T. Rowe Price Diversified Real Growth Portfolio	$315,206
Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid
AST T. Rowe Price Diversified Real Growth Portfolio	$40,956
Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit G to this information statement.

Andrew R. French

Secretary

Dated: June 24, 2021

EXHIBIT A

ADVANCED SERIES TRUST

AST T. Rowe Price Diversified Real Growth Portfolio

SUBADVISORY AGREEMENT

This Agreement made as of this 31st day of March, 2021 between PGIM Investments LLC (PGIM Investments), a New York limited liability company (the Manager), and T. Rowe Price Associates, Inc. (TRPA), a corporation organized and existing under the laws of the State of Maryland and T. Rowe Price International, Ltd. (TRPIL), a corporation organized and existing under the laws of the United Kingdom, T. Rowe Price Japan, Inc. (TRPJ), a private company organized and existing under the laws of Japan, T. Rowe Price Hong Kong Limited (Central Entity Number: AVY670), a corporation organized and existing under the laws of Hong Kong (TRPHK), and

T. Rowe Price Singapore Private Ltd. (TRP Singapore), a corporation organized and existing under the laws of the Republic of Singapore (collectively, T. Rowe or the Subadviser).

WHEREAS, the Manager entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as the Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services ("Subadviser Assets"); and

NOW, THEREFORE, the Parties agree as follows:

1.Obligations of the Subadviser

(a)Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition of securities and investments thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, or sold by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Subadviser is not responsible for filing class actions with respect to securities held in the portion of the Trust's investments subadvised by the Subadviser.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the applicable provisions of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith and as mutually agreed upon by the parties, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide the Subadviser with copies of any updated Trust Documents timely.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to the Subadviser's brokerage policy as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing best execution, under the circumstances. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by the Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or the Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another

Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser is not required to execute foreign currency trades through the custodian but may, in its sole discretion and in accordance with its fiduciary duty, select the custodian or counterparties for the execution of foreign currency transactions.

(v)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi)The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vii)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii)The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees of the Subadviser.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)During the term of this Agreement, the Subadviser will ensure that the portion of the Trust managed by the Subadviser shall not exceed the limits on trading designated commodity contracts and swaps set forth in subsection (c)(2)(iii) of the Commodity Futures Trading Commission Rule 4.5 ("Rule 4.5"). In reliance on the accuracy of the Manager's representation in Section 2(a)(i) below, the Subadviser represents that it is exempt from registration as a commodity trading adviser with respect to the Trust.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Commodity Exchange Acct (CEA), the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations.

In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures as the Manager may reasonably request.

(h)Details of the Subadviser's execution policy have been provided to the Manager. The Manager hereby confirms that it has read and understood the execution policy and agrees to it. In particular, the Manager agrees that the Subadviser may trade outside a regulated market or multi-lateral trading facility. Specific instructions from the Manager in relation to the execution of orders may prevent the Subadviser from following its execution policy in relation to such orders in respect of the elements of execution covered by such instructions.

(i)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(j)The Manager acknowledges that the Subadviser is not the Trust's pricing agent. The Subadviser acknowledges that it will assist the Manager or the Trust when market quotations may not be readily available for the Trust's portfolio investments. The Subadviser may also provide recommendations to the Manager, upon request, relating to methodologies used by the Subadviser in valuing certain securities that may be held by the Trust. The Subadviser will use its best efforts to promptly notify the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(k)The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(l)With respect to the Trust's Documents that are applicable to subadvisory services rendered, the Subadviser shall comply with such Documents which will be provided to the Subadviser by the Manager. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(m)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

(n)The Subadviser and the Manager acknowledge that the Subadviser is not the compliance agent for the Trust, and does not have access to all of the Trust's books and records necessary to perform certain compliance testing. To the extent that the Subadviser has agreed to perform the services specified in this Agreement in accordance with applicable law (including subchapter M of the Internal Revenue Code of 1986) as amended (the "Code"), the 1940 Act and the Advisers Act ("Applicable Law")) and in accordance with the Trust Documents, policies and determination of the Board of the Trust and the Manager and the Trust's Prospectus, the Subadviser shall perform such services based upon its books and records with respect to the Subadviser Assets based upon information in its possession, which comprise a portion of the Trust's books and records, and upon written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Prospectus and Applicable Law based upon such books and records and such instructions provided by the Trust, the Manager or the Trust's administrator. The Subadviser shall be afforded a reasonable amount of time to implement any such instructions.

(o)The Subadviser shall not use the name, trademark, service mark, logo, insignia, or other identifying mark of the Trust or the Manager or any of their affiliates or any derivative thereof, or disclose information related to the business of the Manager or any of its affiliates in any manner not approved prior thereto by the Manager; provided, however, that the Subadviser may use the name or the Trust's name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission. Materials which have been previously approved or those that only refer to the Subadviser's or the Manager's name or logo are not subject to such prior approval provided the Subadviser or the Manager shall ensure that such materials are consistent with those which were previously approved by the Subadviser or the Manager.

(p)In the event the Manager or Custodian engages in securities lending activities, the Subadviser will not be a party to or aware of such lending activities. It is understood that the Subadviser shall not be responsible for settlement delay or failure or any related costs or loss due to such activities.

(q)The Manager agrees that the Subadviser may delegate trading execution and related reporting functions to the trading desk of an affiliate ("Affiliated Trading Desk"), and instruct the Affiliated Trading Desk to place orders and negotiate the commissions for the execution of transactions in securities or other assets with, or through, such brokers, dealers, underwriters or issuers as the Affiliated Trading Desk, acting on behalf of the Subadviser, may select.

2.Obligations of the Manager

(a)The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

(i)The Manager represents that, with respect to the portfolio of the Trust subadvised by the Subadviser: (a) a notice of eligibility claiming exclusion from registration has been filed in accordance with Rule 4.5; and (b) during the term of this Agreement, the Manager will ensure that all requirements necessary in order to claim an exclusion from registration under Rule 4.5 are satisfied. The Manager represent that they are currently exempt from registration as a commodity trading adviser with respect to the Trust.

(ii)With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreements, Master Securities Forward Transaction Agreement ("MSFTA"), and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Trust, as outlined in the Registration Statement for the Trust, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of the Trust, brokerage agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Trust, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct the Trust custodian with respect to any collateral management activities in connection with any derivatives transactions. The Manager acknowledges and understands that they will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agree to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Trust necessary to complete such agreements and other documentation.

(iii)The Manager shall not (i) use the name, trademark, service mark, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates or any derivative thereof, or (ii) disclose information related to the Subadviser Assets or the business of the Subadviser or any of its affiliates, in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld. Materials which have been previously approved or those that only refer to the Subadviser's or the Manager's name or logo are not subject to such prior approval provided the Subadviser or the Manager shall ensure that such materials are consistent with those which were previously approved by the Subadviser or the Manager.

(iv)The Manager agrees to provide or complete, as the case may be, the following prior to the commencement of the Subadviser's investment advisory services as specified under this Agreement.

1.A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Trust;

2.A list of restricted securities for each Trust (including CUSIP, Sedol or other appropriate security identification); and

3.A copy of the current compliance procedures for each Trust applicable to the subadvisory services to be provided to the Trust.

The Manager also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

(b)The Manager acknowledges, represent and warrant that:

(i)The Trust is a "qualified institutional buyer" ("QIB") as defined in Rule 144A under the Securities Act of 1933, as amended, and the Manager will promptly notify the Subadviser if the Trust ceases to be a QIB;

(ii)it is a professional investor within the meaning given in the Financial Instruments and Exchange Act (Law No 25 of 1948, as amended) of Japan;

(iii)it is an institutional investor as defined in section 4A of the Securities and Futures Act (Chapter 289) of Singapore;

(iv)it is an "Institutional Professional Investor" as defined under the Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission of Hong Kong (the "Code") (being a person falling under Paragraphs (a) to (i) of the definition of "professional investor" in Section 1 of Part 1 of Schedule 1 to the Securities and Futures Ordinance). As the Manager is classified as an Institutional Professional Investor, TRPHK as the Subadviser may elect to dispense with certain regulatory requirements as set out in Paragraphs 15.4 and 15.5 of the Code as well as under the Securities and Futures (Contract notes, Statements of Account and Receipts) Rules when dealing with TRPHK as the Subadviser. Details of these regulatory requirements that may be dispensed with are set out in Schedule B; and

(v)the assets in the Trust are free from all liens and charges and undertake that no liens or charges will arise from the acts or omissions of the Manager and the Trust which may prevent the Subadviser from giving a first priority lien or charge on the assets solely in connection with the Subadviser's authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Trust with respect to any investments made pursuant to the Prospectus.

(c) The Manager represents that Shares of the Trust are currently offered as underlying investments of separate account variable annuity portfolios (collectively, "Current Investors"). The Manager agrees that should the Trust be offered in the future to investors other than the Current Investors, the Manager shall provide the Subadviser, in a manner and with such frequency as is mutually agreed upon by the parties, with a list of (i) each "government entity" (as defined by Rule 206(4)-5 under the Investment Advisers Act of 1940, as amended ("Advisers Act")), invested in the Trust where the account of such government entity can reasonably be identified as being held in the name of or for the benefit of such government entity on the records of the Trust; and (ii) each government entity that sponsors or establishes a 529 Plan and has selected the Trust as an option to be offered by such 529 Plan.

3. Confidentiality.

(a)Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Trust, and any other non- public information provided by the Discloser, either verbally or in writing, in connection with discussions, in-person or otherwise, related to any aspect of the Discloser's business operations and personnel matters or which pertains to matters that a reasonable person would expect to be treated as proprietary or confidential ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement or for monitoring the investments made pursuant to this Agreement (the "Purpose"), and shall not be disclosed to any third party, without the prior consent of the Discloser, except to comply with applicable laws, rules and regulations, subpoenas, court orders, and/or as required in the administration and management of the Trust, or as permitted herein. Recipient may disclose Confidential Information to a limited number of employees, affiliates, attorneys, accountants and other advisers of the Recipient (its "Representatives") on a need-to-know basis and solely for the Purpose, provided its Representatives are subject to this Agreement or have entered into a written nondisclosure agreement with Recipient with terms substantially similar to the provisions herein. Recipient shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, to prevent Confidential Information from being disclosed to third persons.

4.The Subadviser will not engage any third party to provide any material services (i.e., services that have a direct, material impact on Subadviser's performance of services for the Manager under this Agreement) to the portion of the Trust's portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager (each such third party, a "Material Service Provider"). To the extent that the Subadviser receives approval from the Manager to engage a Material Service Provider, the Subadviser assumes all responsibility for such Material Service Provider's performance of the applicable material services as it related to the Trust's portfolio as delegated to the Subadviser by the Manager. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates (each an "Indemnified Party" and collectively, the "Indemnified Parties") from and against all damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) ("Losses") arising from any claims, demands, actions, and suits brought by a third party against the Indemnified Parties ("Claims") which arise out of or relate to the provision of the material services provided by any such Material Service Provider, except to the extent the claimed Losses are based on, arising out of or otherwise in connection with the breach by the Manager of its obligations under this Agreement.

5. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust , without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence subsequent to the termination of the portfolio's previous manager and as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 100 East Pratt Street, Baltimore, Maryland 21202 Attention: Legal Subadvised.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadviser, prior to use for approval, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. Materials which have been previously approved in writing by the Subadviser or those that only refer to the Subadviser's name or the Subadviser Marks are not subject to prior approval provided the Manager shall ensure that such materials are consistent with those which were previously approved by the Subadviser and no changes have been made to the Subadviser Marks previously approved by the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

T. ROWE PRICE ASSOCIATES, INC.

By: /s/ Terence Baptiste

Name: Terence Baptiste

Title: Vice President

T. ROWE PRICE INTERNATIONAL, LTD

By: /s/ Alexander Gubbins

Name: Alexander Gubbins

Title: Vice President

T. ROWE PRICE HONG KONG LIMITED

By: /s/ Carmen Guo

Name: Carmen Guo

Title: Vice President

T. ROWE PRICE JAPAN, INC.

By: /s/ Kiyoko Takagi

Name: Kiyoko Takagi

Title: Vice President

T. ROWE PRICE SINGAPORE PRIVATE LTD.

By: /s/ Larry Siu

Name: Larry Siu

Title: Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by T. Rowe, PGIM Investments LLC will pay T. Rowe an advisory fee on the net assets managed by T. Rowe that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee*

0.40% of average daily net assets to $500 million;
AST T. Rowe Price Diversified	0.375% on next $500 million of average daily net assets;
Real Growth Portfolio	0.35% on next $2 billion of average daily net assets; and
0.30% over $3 billion of average daily net assets

*T. Rowe has agreed to a contractual fee waiver arrangement that applies to the AST T. Rowe Price Diversified Real Growth Portfolio (Portfolio). Under this arrangement, T. Rowe will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund subadvisory fee paid to T. Rowe for any portfolio affiliated with the Manager. In addition, T. Rowe will waive its subadvisory fee for the Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are affiliated with the Subadviser. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

Dated as of: April 1, 2021

SCHEDULE B

Consequences of being treated as an Institutional Professional Investor

The following sets out the details of the regulatory requirements pursuant to Paragraphs 15.4 and 15.5 of the Code and the Securities and Futures (Contract notes, Statements of Account and Receipts) Rules which the Subadviser is able to dispense with when dealing with Institutional Professional Investors such as the Trust:

Information for clients

(a)The need to inform the Trust about the Subadviser and the identity and status of its employees and others acting on its behalf.

(b)The need to confirm promptly with the Trust the essential features of a transaction after effecting a transaction for the Manager.

(c)The need to provide the Trust with documentation on the Nasdaq-Amex Pilot Program.

(d)The need to disclose transaction related information.

Information about clients

(a)The need to establish the Trust's financial situation, investment experience and investment objectives.

(b)The need to ensure the suitability of a recommendation or solicitation.

(c)The need to assess the Trust's knowledge of derivatives and characterize the Trust based on his knowledge of derivatives.

Client agreement

The need to enter into a written agreement and the provision of relevant risk disclosure statements.

Discretionary accounts

(a)The need for the Subadviser to obtain from the Trust an authority in a written form prior to effecting transactions for the Trust without its specific authority.

(b)The need to explain the authority described under Paragraph 7.1(a)(ii) of the Code, being the authority granted by the Trust to the Subadviser to effect transactions for the Trust without the Trust's specific authorization and the need to confirm it on an annual basis.

Securities and Futures (Contract notes, Statements of Account and Receipts) Rules

The need to provide the Company with contract notes and daily/monthly statements and receipts (as the case may be).

EXHIBIT B

T. ROWE PRICE ASSOCIATES, INC. (T. ROWE PRICE ASSOCIATES)

T. Rowe Price Associates is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price Associates and its affiliates managed approximately $1.52 trillion in assets as of March 31, 2021. T. Rowe Price Associates' address is 100 East Pratt Street, Baltimore, Maryland 21202.

The table below lists the name, address, and position for T. Rowe Price Associates' principal executive officer and each director.

Name & Address*	Position
William J. Stromberg	Chairman of the Board/President/Director
David Oestreicher	Director/Secretary

Robert W. Sharps	Director
John Gilner	Chief Compliance Officer

*The principal mailing address of the principal executive officer and each director of T. Rowe Price Associates is 100 East Pratt Street, Baltimore, Maryland 21202.

COMPARABLE FUNDS FOR WHICH T. ROWE PRICE ASSOCIATES

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which T. Rowe Price Associates provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory
	(as of March 31, 2021)	Fee Paid to T. Rowe Price Associates

N/A	N/A	N/A

B-1

EXHIBIT C

T. ROWE PRICE INTERNATIONAL LTD. (T. ROWE PRICE INTERNATIONAL)

T. Rowe Price International was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price Associates. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Conduct Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan, among other regulators. T. Rowe Price International is headquartered in London at 60 Queen Victoria Street, London EC4N 4TZ United Kingdom, and has several other branch offices around the world.

The table below lists the name, address, and position for T. Rowe Price International's principal executive officer and each director.

Name & Address*	Position
Robert Charles Trant Higginbotham	Chairman of the Board/Chief Executive Officer/President
Emma Beal	Director/Assistant Secretary
Céline Dufétel	Director
Justin Thomson	Director

David Oestreicher	Secretary

*The principal mailing address of the principal executive officer and each director of T. Rowe Price International is 60 Queen Victoria Street, London EC4N 4TZ United Kingdom.

COMPARABLE FUNDS FOR WHICH T. ROWE PRICE INTERNATIONAL

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which T. Rowe Price International provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory
	(as of March 31, 2021)	Fee Paid to T. Rowe Price International

N/A	N/A	N/A

C-1

EXHIBIT D

T. ROWE PRICE HONG KONG LIMITED (T. ROWE PRICE HK)

T. Rowe Price HK, a wholly owned subsidiary of T. Rowe Price International, was organized as a Hong Kong limited company in 2010. T. Rowe Price HK is responsible for marketing and client servicing of non-US clients based in certain Asian countries, including Hong Kong and Taiwan. T. Rowe Price HK is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. T. Rowe Price HK serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia). T. Rowe Price HK's address is 1 Connaught Place, Room 2101-2120, Jardine House 21st Floor, Central Hong Kong.

The table below lists the name, address, and position for T. Rowe Price HK's principal executive officer and each director.

Name & Address*	Position
Graeme de Moor	Director
Justin Thomson	Director
Christine Po Kwan To	Director/Responsible Officer
Nick. Trueman	Director

Ernest C. Young	Director/Responsible Officer
Riki Chao	Chief Compliance Officer

*Unless otherwise noted, the principal mailing address of the principal executive officer and each director of T. Rowe Price HK is 1 Connaught Place, Room 2101-2120, Jardine House 21st Floor, Central Hong Kong.

COMPARABLE FUNDS FOR WHICH T. ROWE PRICE HK

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which T. Rowe Price HK provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of
	(as of March 31, 2021)	Advisory/Subadvisory Fee Paid to
T. Rowe Price HK
N/A	N/A	N/A

D-1

EXHIBIT E

T. ROWE PRICE JAPAN, INC. (T. ROWE PRICE JAPAN)

T. Rowe Price Japan, a wholly owned subsidiary of T. Rowe Price International, was organized in 2017 as a Japanese corporation and commenced its operation in 2018. Prior to 2018, T. Rowe Price Japan operated as a branch of T. Rowe Price International (T. Rowe Price International – Tokyo Branch). T. Rowe Price Japan is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also licensed with the Japan Financial Services Agency. T. Rowe Price Japan serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International and its affiliates serves as adviser, and provides investment management services for other clients who seek to invest in Japanese securities markets. T. Rowe Price Japan is headquartered in Tokyo at 1-9-2, Marunouchi, Chiyoda-ku, Tokyo, Japan.

The table below lists the name, address, and position for T. Rowe Price Japan's principal executive officer and each director.

Name & Address*	Position
Philippe Ayral	Director
Archibald Ciganer Albeniz	Director

Kuniaki Doi	Director
Naoyuki Honda	Director/Company's Representative
Yasuo Miyajima	Director
Nick Trueman	Director

Hiroshi Watanabe	Director

*Unless otherwise noted, the principal mailing address of the principal executive officer and each director of T. Rowe Price Japan is Tokyo at 1-9-2, Marunouchi, Chiyoda-ku, Tokyo, Japan.

COMPARABLE FUNDS FOR WHICH T. ROWE PRICE JAPAN

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which T. Rowe Price Japan provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of
	(as of March 31, 2021)	Advisory/Subadvisory Fee Paid to
T. Rowe Price Japan
N/A	N/A	N/A

E-1

EXHIBIT F

T. ROWE PRICE SINGAPORE PRIVATE LTD. (T. ROWE PRICE SINGAPORE)

T. Rowe Price Singapore is a Singapore limited private company, organized in 2010 and a wholly owned subsidiary of T. Rowe Price International Ltd. (TRP International). TRP International is a UK corporation, organized in 2000, and is a wholly owned subsidiary of T. Rowe Price Associates Inc. T. Rowe Price Singapore had $2.0 billion in assets under management as of March 31, 2021. T. Rowe Price Singapore is headquartered in Singapore at 501 Orchard Road, #10-02 Wheelock Place, Singapore 238880.

The table below lists the name, address, and position for T. Rowe Price Singapore's principal executive officer and each director.

Name & Address*	Position
Graeme de Moor	Director
Sridhar Nishtala	Director

Nick Trueman	Chief Executive Officer/Director

*Unless otherwise noted, the principal mailing address of the principal executive officer and each director of T. Rowe Price Singapore is 501 Orchard Road, #10-02 Wheelock Place, Singapore 238880.

COMPARABLE FUNDS FOR WHICH T. ROWE PRICE SINGAPORE

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which T. Rowe Price Singapore provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of
	(as of March 31, 2021)	Advisory/Subadvisory Fee Paid to
T. Rowe Price Singapore
N/A	N/A	N/A

F-1

EXHIBIT G

SHAREHOLDER INFORMATION

As of June 18, 2021, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of June 18, 2021, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST T. Rowe Price	Pruco Life Insurance Company	213 Washington Street	7,980,472.109 / 89.18%
Diversified Real Growth	PLAZ Annuity	Newark, NJ 07102-0000
Portfolio	Attn: Separate Accounts, 7th Floor

	Pruco Life Insurance Company	213 Washington Street	966,011.327 / 10.80%
	PLNJ Annuity	Newark, NJ 07102-0000

Attn: Separate Accounts, 7th Floor

G-1

ADVANCED SERIES TRUST

AST T. Rowe Price Diversified Real Growth Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding a new subadvisory agreement for the AST T. Rowe Price Diversified Real Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the Portfolio's new subadvisers and the new subadvisory agreement.

As discussed in the Information Statement, at a meeting held on March 10-11, 2021, the Board of Trustees of the Trust approved a new subadvisory agreement for the Portfolio. Effective April 1, 2021, T. Rowe Price Singapore Private Ltd. (T. Rowe Price Singapore) was added as a subadviser to the Portfolio, to serve alongside T. Rowe Price Associates, Inc. (T. Rowe Price Associates), T. Rowe Price International Ltd. (T. Rowe Price International), T. Rowe Price Japan, Inc. (T. Rowe Price Japan), and T. Rowe Price Hong Kong Limited (T. Rowe Price HK).

PGIM Investments LLC (PGIM Investments or the Manager), as investment manager to the Portfolio, has entered into a new subadvisory agreement with T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, T. Rowe Price HK, and T. Rowe Price Singapore, to subadvise the Portfolio (the New Subadvisory Agreement). Prior to April 1, 2021, T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, and T. Rowe Price HK, affiliates of T. Rowe Price Singapore, served as the subadvisers to the Portfolio. The New Subadvisory Agreement relates to the appointments of T. Rowe Price Associates, T. Rowe Price International, T. Rowe Price Japan, T. Rowe Price HK, and T. Rowe Price Singapore, to serve together as subadvisers to the Portfolio. The New Subadvisory Agreement became effective on April 1, 2021. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Manager will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about June 24, 2021, to all shareholders of record as of the close of business on April 1, 2021. A copy of the Information Statement will remain on the Portfolio's website until September 22, 2021.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until September 22, 2021. To ensure prompt delivery, you should make your request no later than September 8, 2021. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTTRPDRGIS

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